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                                                                   EXHIBIT 10.42


                                            February 21, 2003




To each of the Lenders
     under the Credit Agreement
     referred to herein

c/o The Bank of Nova Scotia,
     as Administrative Agent
One Liberty Plaza, 25th Floor
New York, NY 10006

Ladies and Gentlemen:

        Reference is made to the Credit Agreement dated as of December 13, 2002 (the "CREDIT AGREEMENT"), among Ingram Micro Inc. ("MICRO") and Ingram Micro Coordination Center BVBA (formerly known as Ingram European Coordination Center N.V.) ("COORDINATION CENTER" and, together with Micro, the "INITIAL BORROWERS"), the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "LENDERS") and The Bank of Nova Scotia as the Administrative Agent for the Lenders and ABN AMRO Bank N.V. as the Syndication Agent for the Lenders. Capitalized terms used herein without definition have the meanings given in the Credit Agreement.

        The Initial Borrowers hereby request that the Lenders agree to amend the definition of "ADDITIONAL PERMITTED LIENS" in Section 1.1 of the Credit Agreement by:

        (i) restating subclause (a)(i) therein in its entirety to read as follows: "(i) the sum of the Amount of Additional Liens on that date plus the amount of cash and cash equivalents or investments subject to Liens permitted by clause (c) of this definition on that date does not exceed 20% of Consolidated Tangible Net Worth on that date" and

        (ii) adding a new clause (c) at the end thereof reading as follows: "and
(c) Liens on cash and cash equivalents or investments (and the deposit or other accounts to which such cash and cash equivalents and investments are credited) securing obligations under any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other

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interest rate, currency exchange rate or commodity price hedging agreement but only to the extent that the sum of the Amount of Additional Liens on that date plus the amount of such cash and cash equivalents or investments on that date does not exceed 20% of Consolidated Tangible Net Worth on that date."

        By its execution in the place provided below, each Lender agrees that the Credit Agreement shall be amended as stated in the preceding paragraph. This letter agreement and the amendments to the Credit Agreement made hereby shall become effective as of the date hereof when the Administrative Agent shall have received from Lenders constituting the Required Lenders a counterpart hereof signed by each such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this letter agreement becomes effective, refer to the Credit Agreement as amended hereby.

        This letter agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

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                                            Very truly yours,

                                            INGRAM MICRO INC


                                            By /s/ James F. Ricketts
                                               ---------------------------------
                                               Name:  James F. Ricketts
                                               Title: Vice President and
                                                      Treasurer

                                            INGRAM MICRO COORDINATION CENTER
                                            BVBA (formerly known as INGRAM
                                            EUROPEAN COORDINATION CENTER N.V.)

                                            By /s/ Karel Everaet
                                               ---------------------------------
                                               Name:  Karel Everaet
                                               Title: Managing Director

Agreed to and Accepted as of the
date first written above:

THE BANK OF NOVA SCOTIA


By /s/ Chris Johnson
   ---------------------------------
   Name:  Chris Johnson
   Title: Managing Director


ABN AMRO BANK N.V.


By /s/ Peter Hsu
   ---------------------------------
   Name:  Peter Hsu
   Title: Vice President


By /s/ Maria Vickroy-Peralta
   ---------------------------------
   Name:  Maria Vickroy-Peralta
   Title: Executive Director

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FLEET NATIONAL BANK


By /s/ Joan Kickhaefer
   ---------------------------------
   Name:  Joan Kickhaefer
   Title: Managing Director


KEY CORPORATE CAPITAL, INC.


By /s/ Robert W. Boswell
   ---------------------------------
   Name:  Robert W. Boswell
   Title: Vice President


MORGAN STANLEY BANK


By /s/ Jaap L. Tonckens
   ---------------------------------
   Name:  Jaap L. Tonckens
   Title: Vice President


UNION BANK OF CALIFORNIA, N.A.


By /s/ James Heim
   ---------------------------------
   Name:  James Heim
   Title: Vice President